   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 11, 1996

                                                      REGISTRATION NO. 333-17515
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                AMENDMENT NO. 1
                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                           --------------------------

                             BLUE BIRD BODY COMPANY
             (Exact name of Registrant as specified in its charter)

              GEORGIA                                 3713                               58-0813156
  (State or other jurisdiction of         (Primary Standard Industrial                (I.R.S. Employer
   incorporation or organization)         Classification Code Number)               Identification No.)

                           --------------------------

                              3920 ARKWRIGHT ROAD
                              MACON, GEORGIA 31210
                                 (912) 757-7100
         (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                           --------------------------

                             BLUE BIRD CORPORATION
           (Exact name of Co-Registrant as specified in its charter)

              DELAWARE                           NOT APPLICABLE                          13-3638126
  (State or other jurisdiction of         (Primary Standard Industrial                (I.R.S. Employer
   incorporation or organization)         Classification Code Number)               Identification No.)

                              3920 ARKWRIGHT ROAD
                              MACON, GEORGIA 31210
                                 (912) 757-7100
         (Address, including zip code, and telephone number, including area code, of Co-Registrant's principal executive offices)

                           --------------------------

                                BOBBY G. WALLACE
                                VICE PRESIDENT,
                            TREASURER AND SECRETARY
                             BLUE BIRD CORPORATION
                              3920 ARKWRIGHT ROAD
                              MACON, GEORGIA 31210
                                 (912) 757-7100
         (Address, including zip code, and telephone number, including area code, of agents for service of process)
                           --------------------------

                        COPIES OF ALL COMMUNICATIONS TO:
                           ANDREW R. BROWNSTEIN, ESQ.
                         WACHTELL, LIPTON, ROSEN & KATZ
                              51 WEST 52ND STREET
                            NEW YORK, NEW YORK 10019
                                 (212) 403-1000

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: As soon as practicable after this Registration Statement is declared effective.

    If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. / /

                           --------------------------

    THE REGISTRANT AND THE CO-REGISTRANT (THE "REGISTRANTS") HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS

    The Company's Articles of Incorporation and By-Laws provide for indemnification to the full extent permitted by the Georgia Business Corporation Code against and with respect to threatened, pending or completed actions, suits or proceedings to which any individual is made a party by reason of such individual being or having been a director or executive officer of the Company or who, while a director or executive officer of the Company, served or is serving at the Company's request as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, PROVIDED, in general, that such individual acted in good faith and in the best interests of the Company.

    BBC's Certificate of Incorporation provides for indemnification to the full extent permitted by the General Corporation Law of the State of Delaware against and with respect to actions, suits or proceedings to which any individual is made or threatened to be made a party by reason of such individual being or having been a director or officer of BBC or who served or is serving at BBC's request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, PROVIDED that the basis of such action, suit or proceeding is alleged action occurring while such individual was a director, officer, employee or agent. Generally, under Delaware law, indemnification will only be available where an officer or director can establish that he or she acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to the best interests of the corporation.

    The Company maintains a directors' and officers' liability insurance policy which insures directors and officers of the Company and its subsidiaries for losses as a result of claims based upon their acts or omissions in the discharge of their duties as directors and officers of the Company and its subsidiaries.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

    (a) Exhibits

  EXHIBIT
  NUMBER                                                   DESCRIPTION
-----------  --------------------------------------------------------------------------------------------------------

       3.1   Restated Articles of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the
             Registrant's Registration Statement on Form S-1 No. 33-49544 filed September 11, 1992).*

       3.2   By-laws of the Company (incorporated by reference to Exhibit 3.2 to the Registrant's Registration
             Statement on Form S-1 No. 33-49544 filed September 11, 1992).*

       3.3   Restated Certificate of Incorporation of BBC (incorporated by reference to Exhibit 3.3 to the
             Registrant's Registration Statement on Form S-1 No. 33-49544 filed September 11, 1992).*

       3.4   By-laws of BBC (incorporated by reference to Exhibit 3.4 to the Registrant's Registration Statement on
             Form S-1 No. 33-49544 filed September 11, 1992).*

       4.1   Indenture dated as of November 15, 1996 by and among the Company, BBC and the Chase Manhattan Bank, as
             Trustee.*

       4.2   Form of Exchange Note (contained in Exhibit 4.1 as Exhibit A-2 thereto).*

       4.3   Purchase Agreement dated November 13, 1996 by and among the Company, BBC and Merrill Lynch and BT
             Securities Corporation.*

  EXHIBIT
  NUMBER                                                   DESCRIPTION
-----------  --------------------------------------------------------------------------------------------------------
       5.1   Opinion of Wachtell, Lipton, Rosen & Katz.**

       5.2   Opinion of Rogers & Hardin.**

      10.1   Registration Rights Agreement dated as of November 19, 1996 by and among the Company, BBC and Merrill
             Lynch, Pierce, Fenner & Smith Incorporated and BT Securities Corporation.*

      10.2   First Amended and Restated Credit Agreement dated as of November 15, 1996 by and among the Company, BBC, the lenders listed on the signature pages thereto and Bankers Trust Company, as Administrative Agent and
             Merrill Lynch & Co., as Syndication Agent, including all exhibits thereto.*

      10.3   Amended and Restated Loan Agreement by and among Blue Bird Capital Corporation and LaSalle National
             Bank, as agent, and the several financial institutions from time to time parties to the agreement dated as of March 29, 1996 (incorporated by reference to Exhibit 10.22 to the Registrant's Form 10-Q No.
             033-49544 filed June 11, 1996).*

      10.4   Executive Employment Agreement dated April 15, 1992 between Paul E. Glaske and the Company (incorporated by reference to Exhibit 10.1 to the Registrant's Registration Statement on Form S-1 No. 33-49544 filed
             September 11, 1992).*

      10.5   Supplemental Retirement Plan of the Company (incorporated by reference to Exhibit 10.3 to the
             Registrant's Registration Statement on Form S-1 No. 33-49544 filed September 11, 1992).*

      10.6   Form of Noncompetition and Nonsolicitation Agreement with Albert L. Luce, Jr. and Joseph P. Luce
             (incorporated by reference to Exhibit 10.5 to the Registrant's Registration Statement on Form S-1 No.
             33-49544 filed September 11, 1992).*

      10.7   ML Stock Subscription Agreement dated as of April 15, 1992 (incorporated by reference to Exhibit 10.10 to the Registrant's Registration Statement on Form S-1 No. 33-49544 filed September 11, 1992).*

      10.8   Management Stock Subscription Agreement dated as of April 15, 1992 (incorporated by reference to Exhibit
             10.11 to the Registrant's Registration Statement on Form S-1 No. 33-49544 filed September 11, 1992).*

      10.9   Stockholders' Agreement dated as of April 15, 1992 (incorporated by reference to Exhibit 10.14 to the
             Registrant's Registration Statement on Form S-1 No. 33-49544 filed September 11, 1992).*

     10.10   BBC Management Stock Option Plan (incorporated by reference to Exhibit 10.15 to the Registrant's
             Registration Statement on Form S-1 No. 33-49544 filed September 11, 1992).*

     10.11   Form of Vested Option Agreement (incorporated by reference to Exhibit 10.16 to the Registrant's
             Registration Statement on Form S-1 No. 33-49544 filed September 11, 1992).*

     10.12   Form of Performance Option Agreement (incorporated by reference to Exhibit 10.17 to the Registrant's
             Registration Statement on Form S-1 No. 33-49544 filed September 11, 1992).*

     10.13   Chassis Supply Agreement dated as of May 8, 1991 between the Company and General Motors Corporation
             (incorporated by reference to Exhibit 10.18 to the Registrant's Registration Statement on Form S-1 No.
             33-49544 filed September 11, 1992).*

     10.14   Executive Employment Agreement dated April 15, 1993 between Bobby G. Wallace and the Company
             (incorporated by reference to Exhibit 10.19 to the Registrant's Report on Form 10-K for the fiscal year ended October 30, 1993 filed January 28, 1994).*

  EXHIBIT
  NUMBER                                                   DESCRIPTION
-----------  --------------------------------------------------------------------------------------------------------
     10.15   Amendment dated October 15, 1994, amending Executive Employment Agreement dated April 15, 1993 between
             Bobby G. Wallace and the Company (incorporated by reference to Exhibit 10.20 to the Registrant's Report on Form 10-K for the fiscal year ended October 29, 1994 and filed January 27, 1995).*

     10.16   Amended and Restated Vested Option Agreement dated September 13, 1994 between Bobby G. Wallace and the
             Company (incorporated by reference to Exhibit 10.21 to the Registrant's Report on Form 10-K for the
             fiscal year ended October 29, 1994 filed January 27, 1995).*

      12.1   Statements re Computation of Ratios.*

      21.1   Subsidiaries of BBC and the Company.*

      23.1   Consent of Arthur Andersen LLP.*

      23.2   Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1).**

      23.3   Consent of Rogers & Hardin (included in Exhibit 5.2).**

      24.1   Powers of Attorney of Directors and Officers of Blue Bird Corporation (included in the signature pages in Part II of the Registration Statement).*

      24.2   Powers of Attorney of Directors and Officers of Blue Bird Body Company (included in the signature pages in Part II of the Registration Statement).*

      25.1   Statement of Eligibility and Qualification of Trustee on Form T-1 of The Chase Manhattan Bank under the
             Trust Indenture Act of 1939.*

      99.1   Form of Letter of Transmittal for the 10 3/4% Senior Subordinated Notes due 2006.*

      99.2   Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.*

      99.3   Form of Notice of Guaranteed Delivery.*

------------------------

 *  Previously filed.

**  Filed herewith.

ITEM 22. UNDERTAKINGS

    Each of the undersigned registrants hereby undertakes:

        (a) (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

           (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

           (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in "Calculation of Registration Fee" table in the effective registration statement.

           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

        (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

        (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    (b) To respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11, or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the Registration Statement through the date of responding to the request.

    (c) To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

    (d) That, insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer or controlling person of the registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, each Registrant has duly caused this registration statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Macon, State of Georgia, on December 11, 1996.

                                BLUE BIRD BODY COMPANY

                                BY:              /S/ PAUL E. GLASKE
                                     -----------------------------------------
                                                   Paul E. Glaske
                                               CHAIRMAN OF THE BOARD
                                             AND PRESIDENT AND DIRECTOR

                                BLUE BIRD CORPORATION

                                BY:              /S/ PAUL E. GLASKE
                                     -----------------------------------------
                                                   Paul E. Glaske
                                               CHAIRMAN OF THE BOARD
                                             AND PRESIDENT AND DIRECTOR

    Pursuant to the requirements of the Securities Act of 1933, this registration statement or amendment thereto has been signed below by the following persons in the capacities and on December 11, 1996.

BLUE BIRD BODY COMPANY

          SIGNATURE                        TITLE
------------------------------  ---------------------------

                                Chairman of the Board and
      /s/ PAUL E. GLASKE          President and Director
------------------------------    (Principal Executive
        Paul E. Glaske            Officer)

                                Vice President--Finance and
                                  Administration, Treasurer
              *                   and Secretary and
------------------------------    Director (Principal
       Bobby G. Wallace           Financial and Accounting
                                  Officer)

              *                 Director
------------------------------
     Gerald S. Armstrong

              *                 Director
------------------------------
       Alexis P. Michas

              *                 Director
------------------------------
      Donald C. Trauscht

              *                 Director
------------------------------
     Alfred C. Daugherty

    *By /s/ PAUL E. GLASKE
------------------------------
      (Attorney-in-Fact)

BLUE BIRD CORPORATION

          SIGNATURE                        TITLE
------------------------------  ---------------------------

                                Chairman of the Board and
      /s/ PAUL E. GLASKE          President and Director
------------------------------    (Principal Executive
        Paul E. Glaske            Officer)

                                Vice President and
              *                   Treasurer and Secretary
------------------------------    and Director (Principal
       Bobby G. Wallace           Financial and Accounting
                                  Officer)

              *                 Director
------------------------------
     Gerald S. Armstrong

              *                 Director
------------------------------
       Alexis P. Michas

              *                 Director
------------------------------
      Donald C. Trauscht

              *                 Director
------------------------------
     Alfred C. Daugherty

    *By /s/ PAUL E. GLASKE
------------------------------
      (Attorney-in-Fact)

                               INDEX TO EXHIBITS

  EXHIBIT
  NUMBER                                                DESCRIPTION
-----------  --------------------------------------------------------------------------------------------------

       3.1   Restated Articles of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the
             Registrant's Registration Statement on Form S-1 No. 33-49544 filed September 11, 1992).*

       3.2   By-laws of the Company (incorporated by reference to Exhibit 3.2 to the Registrant's Registration
             Statement on Form S-1 No. 33-49544 filed September 11, 1992).*

       3.3   Restated Certificate of Incorporation of BBC (incorporated by reference to Exhibit 3.3 to the
             Registrant's Registration Statement on Form S-1 No. 33-49544 filed September 11, 1992).*

       3.4   By-laws of BBC (incorporated by reference to Exhibit 3.4 to the Registrant's Registration
             Statement on Form S-1 No. 33-49544 filed September 11, 1992).*

       4.1   Indenture dated as of November 15, 1996 by and among the Company, BBC and the Chase Manhattan
             Bank, as Trustee.*

       4.2   Form of Exchange Note (contained in Exhibit 4.1 as Exhibit A-2 thereto).*

       4.3   Purchase Agreement dated November 13, 1996 by and among the Company, BBC and Merrill Lynch and BT
             Securities Corporation.*

       5.1   Opinion of Wachtell, Lipton, Rosen & Katz.**

       5.2   Opinion of Rogers & Hardin.**

      10.1   Registration Rights Agreement dated as of November 19, 1996 by and among the Company, BBC and
             Merrill Lynch, Pierce, Fenner & Smith Incorporated and BT Securities Corporation.*

      10.2   First Amended and Restated Credit Agreement dated as of November 15, 1996 by and among the
             Company, BBC, the lenders listed on the signature pages thereto and Bankers Trust Company, as
             Administrative Agent and Merrill Lynch & Co., as Syndication Agent, including all exhibits thereto.*

      10.3   Amended and Restated Loan Agreement by and among Blue Bird Capital Corporation and LaSalle
             National Bank, as agent, and the several financial institutions from time to time parties to the agreement dated as of March 29, 1996 (incorporated by reference to Exhibit 10.22 to the
             Registrant's Form 10-Q No. 033-49544 filed June 11, 1996).*

      10.4   Executive Employment Agreement dated April 15, 1992 between Paul E. Glaske and the Company
             (incorporated by reference to Exhibit 10.1 to the Registrant's Registration Statement on Form S-1
             No. 33-49544 filed September 11, 1992).*

      10.5   Supplemental Retirement Plan of the Company (incorporated by reference to Exhibit 10.3 to the
             Registrant's Registration Statement on Form S-1 No. 33-49544 filed September 11, 1992).*

      10.6   Form of Noncompetition and Nonsolicitation Agreement with Albert L. Luce, Jr. and Joseph P. Luce
             (incorporated by reference to Exhibit 10.5 to the Registrant's Registration Statement on Form S-1
             No. 33-49544 filed September 11, 1992).*

      10.7   ML Stock Subscription Agreement dated as of April 15, 1992 (incorporated by reference to Exhibit
             10.10 to the Registrant's Registration Statement on Form S-1 No. 33-49544 filed September 11,
             1992).*

      10.8   Management Stock Subscription Agreement dated as of April 15, 1992 (incorporated by reference to
             Exhibit 10.11 to the Registrant's Registration Statement on Form S-1 No. 33-49544 filed September
             11, 1992).*

  EXHIBIT
  NUMBER                                                DESCRIPTION
-----------  --------------------------------------------------------------------------------------------------
      10.9   Stockholders' Agreement dated as of April 15, 1992 (incorporated by reference to Exhibit 10.14 to the Registrant's Registration Statement on Form S-1 No. 33-49544 filed September 11, 1992).*

      10.10  BBC Management Stock Option Plan (incorporated by reference to Exhibit 10.15 to the Registrant's
             Registration Statement on Form S-1 No. 33-49544 filed September 11, 1992).*

      10.11  Form of Vested Option Agreement (incorporated by reference to Exhibit 10.16 to the Registrant's
             Registration Statement on Form S-1 No. 33-49544 filed September 11, 1992).*

      10.12  Form of Performance Option Agreement (incorporated by reference to Exhibit 10.17 to the
             Registrant's Registration Statement on Form S-1 No. 33-49544 filed September 11, 1992).*

      10.13  Chassis Supply Agreement dated as of May 8, 1991 between the Company and General Motors
             Corporation (incorporated by reference to Exhibit 10.18 to the Registrant's Registration Statement
             on Form S-1 No. 33-49544 filed September 11, 1992).*

      10.14  Executive Employment Agreement dated April 15, 1993 between Bobby G. Wallace and the Company
             (incorporated by reference to Exhibit 10.19 to the Registrant's Report on Form 10-K for the fiscal year ended October 30, 1993 filed January 28, 1994).*

      10.15  Amendment dated October 15, 1994, amending Executive Employment Agreement dated April 15, 1993 between Bobby G. Wallace and the Company (incorporated by reference to Exhibit 10.20 to the
             Registrant's Report on Form 10-K for the fiscal year ended October 29, 1994 and filed January 27,
             1995).*

      10.16  Amended and Restated Vested Option Agreement dated September 13, 1994 between Bobby G. Wallace and the Company (incorporated by reference to Exhibit 10.21 to the Registrant's Report on Form 10-K
             for the fiscal year ended October 29, 1994 filed January 27, 1995).*

      12.1   Statements re Computation of Ratios.*

      21.1   Subsidiaries of BBC and the Company.*

      23.1   Consent of Arthur Andersen LLP.*

      23.2   Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1).**

      23.3   Consent of Rogers & Hardin (included in Exhibit 5.2).**

      24.1   Powers of Attorney of Directors and Officers of Blue Bird Corporation (included in the signature pages in Part II of the Registration Statement).*

      24.2   Powers of Attorney of Directors and Officers of Blue Bird Body Company (included in the signature pages in Part II of the Registration Statement).*

      25.1   Statement of Eligibility and Qualification of Trustee on Form T-1 of The Chase Manhattan Bank
             under the Trust Indenture Act of 1939.*

      99.1   Form of Letter of Transmittal for the 10 3/4% Senior Subordinated Notes due 2006.*

      99.2   Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.*

      99.3   Form of Notice of Guaranteed Delivery.*

------------------------

 *  Previously filed.

**  Filed herewith.